Equipment and lease prepayments	3 Months Ended
Mar. 31, 2026
Equipment And Lease Prepayments
Equipment and lease prepayments

Note 10. Equipment and lease prepayments

Equipment and lease prepayments represent advance payments for goods and services to be received in future periods. As of March 31, 2026, prepayments primarily relate to deposits and milestone payments for high-performance computing equipment with WWT Australia Pty Ltd, and down payments under an Equipment-as-a-Service (EaaS) / Device-as-a-Service (DaaS) arrangement with Lenovo Global Financial Services (Australia & New Zealand) Pty Limited.

Prepayments associated with hardware and managed services arrangements will be recognized as property and equipment or leases as the underlying assets are delivered and placed into service or as services are rendered.